UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2026

DIRTT ENVIRONMENTAL SOLUTIONS LTD

(Exact name of Registrant as Specified in Its Charter)

Canada	001-39061	98-1813900
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7303 30th Street S.E.
Calgary, Alberta		T2C 1N6
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (403) 723-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Chief Operating Officer

On January 12, 2026 (the “Departure Date”), Richard Hunter’s employment as the President and Chief Operating Officer of DIRTT Environmental Solutions Ltd. (the “Company”) ceased in accordance with the terms of the Executive Employment Agreement originally dated August 12, 2022, and amended and restated April 15, 2025, between Mr. Hunter and the Company (the “Executive Employment Agreement”). Mr. Hunter will be entitled to the rights and payments set forth in Section 9 of the Executive Employment Agreement for a termination without just cause, subject to the conditions therein. In particular, Mr. Hunter will receive payment of his accrued but unpaid salary, unused vacation entitlement and provision of all benefits in accordance with the Executive Employment Agreement. The Executive Employment Agreement was filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the Commission on April 24, 2025. The foregoing summary of the terms of the Executive Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the agreement, which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

A copy of a press release announcing Mr. Hunter’s departure and the Company’s hiring of Aaron Merkin as Chief Technology Officer is furnished as Exhibit 99.1 hereto. The information set forth under Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1*	Press release dated January 12, 2026

104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIRTT Environmental Solutions Ltd.

Date:	January 12, 2026	By:	/s/ Fareeha Khan
Fareeha Khan Chief Financial Officer